UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2024

___________________________

CNS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-39126	82-2318545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 946-9185

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CNSP	The NASDAQ Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

Sales Agreement

On July 26, 2024, CNS Pharmaceuticals, Inc. (the “Company”) entered into a Sales Agreement (the “Agreement”) with A.G.P./Alliance Global Partners (“A.G.P.”). Pursuant to the terms of the Agreement, the Company may sell from time to time through A.G.P., as sales agent or principal, shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) with an aggregate sales price of up to $5.2 million (the “Shares”). The Company intends to use the net proceeds from the sale of the Shares for working capital and for general corporate purposes.

Any sale of Shares pursuant to the Agreement will be made under the Company’s effective “shelf” registration statement (the “Registration Statement”) on Form S-3 (File No.  333-279285), which became effective on May 17, 2024 and includes a base prospectus (the “Base Prospectus”), and under the related prospectus supplement (the “ATM Prospectus,” and collectively with the Base Prospectus, the “Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) dated July 26, 2024. The $5.2 million of Common Stock that may be offered, issued, and sold under the ATM Prospectus is included in the $75,000,000 of securities that may be offered, issued, and sold by the Company under the Base Prospectus.

Under the Agreement, the Company may sell Shares through A.G.P. by any method that is deemed an “at the market offering” (as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended). Under the Agreement, A.G.P. will also be able to sell shares of Common Stock by any other method permitted by law, including in negotiated transactions with the Company’s prior written consent. Upon delivery of a placement notice and subject to the terms and conditions of the Agreement, A.G.P. is required to use its commercially reasonable efforts consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of The Nasdaq Capital Market to sell the Shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. A.G.P. is not under any obligation to purchase any of the Shares on a principal basis pursuant to the Agreement, except as otherwise agreed by A.G.P. and the Company in writing and expressly set forth in a placement notice. A.G.P.’s obligations to sell the Shares under the Agreement are subject to satisfaction of certain conditions, including customary closing conditions. The Company is not obligated to make any sales of Shares under the Agreement and any determination by the Company to do so will be dependent, among other things, on market conditions and the Company’s capital raising needs.

The Company or A.G.P., under certain circumstances and upon notice to the other, may suspend the offering of the Shares under the Agreement. The offering of the Shares pursuant to the Agreement will terminate upon the earlier to occure of (i) sale of Shares in an aggregate offering amount equal to $5.2 million, (ii) the expiration of the Registration Statement on the third anniversary of the initial effective date of the Registration Statement, and (iii) if either the Company or A.G.P. terminate the Agreement pursuant to its terms.

The Company will pay a commission to A.G.P. of 3.0% of the gross proceeds of the sale of the Shares sold under the Agreement and reimburse A.G.P. for certain expenses. The Company has also provided A.G.P. with customary indemnification rights.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement is also incorporated by reference into the Registration Statement.

The above disclosure shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Waiver Agreement

On July 25, 2024, Company entered into a waiver and consent agreement (the “Waiver”) with an investor in its offering completed February 1, 2024 pursuant to which the investor waived certain restrictions related to the Company’s ability to enter into “at the market” transactions. Pursuant to the Waiver, the Company agreed (i) effective August 1, 2024, to reduce the exercise price of certain warrants to purchase an aggregate of 587,028 shares of common stock (the “Warrants”) to the Minimum Price (as defined under the rules of the Nasdaq Stock Market) on August 1, 2024; and (ii) to reduce the exercise price of certain additional warrants to purchase an aggregate of 3,263,000 shares of common stock (the “Additional Warrants”) to the lesser of the closing price of the common stock on July 25, 2024 or the closing price of the common stock on the Shareholder Approval date (defined below) (the “Warrant Amendment”), effective on the date on which approval of the shareholders of the Company with respect to the Warrant Amendment (the “Shareholder Approval”) is received and deemed effective (the “Shareholder Approval Date”). In the event that the Shareholder Approval is not obtained, the Warrant Amendment shall be null and void and the provisions of the Additional Warrants in effect prior to the date of the Waiver will remain in effect.

2

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

1.1	Sales Agreement, dated July 26, 2024, by and between CNS Pharmaceuticals, Inc. and A.G.P./Alliance Global Partners
5.1	ArentFox Schiff LLP Legal Opinion
10.1	Form of Waiver and Consent
23.1	Consent of ArentFox Schif LLP (included in Exhibit 5.1)
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

3

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

	By:	/s/ Christoper S. Downs
Christoper S. Downs
Chief Financial Officer

Dated: July 26, 2024

4